                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2003



                            ONCURE TECHNOLOGIES CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)


======================================== ===================================== =====================================
               Florida                                 0-30799                              59-3191053
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)
======================================== ===================================== =====================================


 610 Newport Center Drive, Suite 350                     Newport Beach, CA 92660
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (949) 721-6540




           ------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.
         -------------

         On April 22, 2003, OnCure Technologies Corp. (the "Company") issued a press release (the "Press Release") announcing that its stockholders approved a proposal that will result in the Company changing its place of incorporation from Florida to Delaware and its name to OnCURE Medical Corp. A copy of the Press Release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

            (c)      Exhibits.

            99.1     Press Release of OnCure Technologies Corp.
                     dated April 22, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


OnCure Technologies Corp. (Registrant)


Dated: April  22, 2003              By:  /s/ Jeffrey A. Goffman
                                         ----------------------
                                         Jeffrey A. Goffman
                                         President and Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit No.
-----------

99.1     Press Release of Oncure Technologies Corp. dated April 22, 2003